Exhibit 99.1

Jasper Therapeutics Appoints Scott Brun, M.D.,

to its Board of Directors

Dr. Brun also appointed as Chairperson of Jasper Research and Development Committee and to Compensation Committee

Board member Vishal Kapoor appointed to Jasper Audit and Compensation Committees

REDWOOD CITY, Calif., June 20, 2023 (GLOBE NEWSWIRE) -- Jasper Therapeutics, Inc. (Nasdaq: JSPR) (Jasper), a biotechnology company focused on the development of briquilimab, a novel antibody therapy targeting c-Kit (CD117) to address diseases such as chronic spontaneous urticaria (CSU), lower to intermediate risk myelodysplastic syndromes (LR-MDS) as well as novel stem cell transplant conditioning regimes, today announced the appointment of Scott Brun, M.D., to Jasper’s Board of Directors. Dr. Brun will also join Jasper’s Research and Development Committee as Chairperson and become a member of Jasper’s Compensation Committee. Concurrently, board member Vishal Kapoor has been appointed to join Jasper’s Audit and Compensation Committees. Additionally, Lawrence Klein, Ph.D., has stepped down from Jasper’s Board of Directors as of June 20, 2023, due to requirements of his recent appointment as a Partner of Versant Ventures.

“Scott is a distinguished pharma industry executive and physician, with deep experience in drug development, particularly in immunology, with several successful approvals and commercial launches to his credit,” said Ron Martell, CEO of Jasper. “We are delighted to welcome Scott to our Board, and look forward to benefiting from his strategic insights and venture perspective as we continue to develop briquilimab for CSU, LR-MDS and stem cell transplant conditioning.”

“I am extremely impressed with the strategic direction the Jasper management team and Board have established for briquilimab, as well as the enormous potential the asset has in a broad range of chronic treatment indications,” said Dr. Brun. “I look forward to working with Ron, his leadership team and my colleagues on the Board to further develop briquilimab in multiple disease states.”

Dr. Brun has over two decades of drug development and leadership experience in the pharmaceutical industry. He was most recently a Senior Advisor to Horizon Therapeutics and Vice President of Scientific Affairs and Head of AbbVie Ventures. Previously, Dr. Brun served as Vice President and Head of Pharmaceutical Development at AbbVie. During his tenure, Dr. Brun oversaw a global organization that was responsible for AbbVie’s portfolio of early and late-stage pipeline compounds as well as marketed compounds within immunology, oncology, neurology, , renal, infectious disease, and women’s and men’s health. Dr. Brun contributed to the development and approval of a number of products across therapeutic areas, including Skyrisi, Rinvoq, Viekira, Mavyret, Venclexta, and Orilissa. Prior to joining AbbVie, Dr. Brun spent over 15 years at Abbott Laboratories, where he held positions of increasing leadership in drug development within the R&D organization.

Dr. Brun is currently acting as an independent consultant and advisor to the venture capital and biopharmaceutical industry. He is a venture partner at the global life science venture capital firm Abingworth, a member of the boards of directors of Axial Therapeutics, Trishula Therapeutics, Forte Biosciences (Nasdaq: FBRX) and Cabaletta Bio (Nasdaq: CABA) and a consultant to a variety of startup companies and academic incubator programs. Dr. Brun received his B.S. in Biochemistry from the University of Illinois at Urbana-Champaign and earned his M.D. from the Johns Hopkins University School of Medicine. He completed his residency in ophthalmology at the Massachusetts Eye and Ear Infirmary, Harvard Medical School.

About Jasper

Jasper is a clinical-stage biotechnology company developing briquilimab, a monoclonal antibody targeting c-Kit (CD117) as a therapeutic for chronic mast and stem cell diseases such as chronic spontaneous urticaria and lower to intermediate risk myelodysplastic syndromes (MDS) and as a conditioning agent for stem cell transplants for rare diseases such as sickle cell disease (SCD), Fanconi anemia (FA) and severe combined immunodeficiency (SCID). To date, briquilimab has a demonstrated efficacy and safety profile in over 130 dosed subjects and healthy volunteers, with clinical outcomes as a conditioning agent in SCID, acute myeloid leukemia (AML), MDS, FA, and SCD. In addition, briquilimab is being advanced as a transformational non-genotoxic conditioning agent for gene therapy. For more information, please visit us at www.jaspertherapeutics.com.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding briquilimab’s potential, the development of briquilimab for CSU, LR-MDS and stem cell transplant conditioning and chronic treatment conditions, briquilimab’s further development in multiple disease states and the strategic direction for briquilimab. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Jasper and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Many actual events and circumstances are beyond the control of Jasper. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions; the risk that the potential product candidates that Jasper develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed in this press release; the risk that Jasper will be unable to successfully market or gain market acceptance of its product candidates; the risk that prior study results may not be replicated; the risk that Jasper’s product candidates may not be beneficial to patients or successfully commercialized; patients’ willingness to try new therapies and the willingness of physicians to prescribe these therapies; the effects of competition on Jasper’s business; the risk that third parties on which Jasper depends for laboratory, clinical development, manufacturing and other critical services will fail to perform satisfactorily; the risk that Jasper’s business, operations, clinical development plans and timelines, and supply chain could be adversely affected by the effects of health epidemics; the risk that Jasper will be unable to obtain and maintain sufficient intellectual property protection for its investigational products or will infringe the intellectual property protection of others; and other risks and uncertainties indicated from time to time in Jasper’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequent Quarterly Reports on Form 10-Q .. If any of these risks materialize or Jasper’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While Jasper may elect to update these forward-looking statements at some point in the future, Jasper specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Jasper’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

John Mullaly (investors)

LifeSci Advisors

617-429-3548

jmullaly@lifesciadvisors.com

Jeet Mahal (investors)

Jasper Therapeutics

650-549-1403

jmahal@jaspertherapeutics.com

Lauren Barbiero (media)

Real Chemistry

646-564-2156

lbarbiero@realchemistry.com